SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K /A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 27, 2009
Date of Report
(Date of Earliest Event Reported)

SONOSITE, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	0-23791	91-1405022
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

21919 30th Drive S.E., Bothell, Washington 98021-3904
(Address of Principal Executive Offices)   (Zip Code)

(425) 951-1200
(Registrant's Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Explanatory Note: SonoSite, Inc. is amending and restating Exhibit 99.1 of its Current Report on Form 8-K dated April 27, 2009 to correct the last sentence of the Company Updates Outlook for 2009 to correspond with the press release issued.  All other Items in the original Current Report on Form 8-K remain the same.

Item 2.02	Results of Operations and Financial Condition.

On April 27, 2009, SonoSite issued a press release announcing its financial results for the first quarter ended March 31, 2009. A copy of this revised press release is attached hereto as Exhibit 99.1 and is incorporated into this current report by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

99.1	SonoSite, Inc. press release issued April 27, 2009, announcing its financial results for the first quarter ended March 31, 2009.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, SonoSite, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOSITE, INC.

Dated:	April 27, 2009	By:	/s/ MICHAEL J. SCHUH
Michael J. Schuh Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	SonoSite, Inc. press release issued April 27, 2009, announcing its financial results for the first quarter ended March 31, 2009.

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